EQUITY	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
EQUITY

NOTE 9 – EQUITY

As of June 30, 2026 and December 31, 2025, there were 15,386,840 and 14,987,474 Ordinary Shares issued and outstanding. The change in outstanding Ordinary Shares was due to the issuance of Ordinary Shares under the ATM offering. For the six months ended June 30, 2026, there were 399,366 Ordinary Shares sold and issued through the ATM offering, and the Company received net proceeds of approximately $2.25 million.